Exhibit 99.2
, PURE CYCLE CORPORATION FISCAL YEAR 2025 EARNINGS PRESENTATION - - Presented By: MARK HAIRDING

PURE CYCLE CORPORATION PAGE 2 FORWARD LOOKING STATEMENT Statements that are not historical tacts contained or incorporated by reference in this presentation are "forward-looking statements" ("FLS"} within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21 C of the Securities Exchange Act of 1934 as amended. FLS involve risks and uncertainties that could cause actual results to differ from projected results. The words "anticipate," "believe,'' "estimate," "expect," "plan," "intend" and similar expressions, as they relate to us, are intended to identify FLS. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions. We are not able to predict all factors that may affect future results. We cannot assure you that any of our expectations will be realized. Our actual results could differ materially from those discussed in or implied by these forward-looking statements. Factors that may cause actual rnsults to dirffer materially from those contemplated by such FLS include, without limitation: the ri sk factors discussed in our most recent Annual Report on Form 10-K; the timingr of new home construction and other development in the areas where we may sell our water, which in turn may be impacted by credit availability; popt.Jllation growth; employment rates; greneraI1 economic conditions; the market price of water; changes in customer consumption patterns; changes in applicable statutory and regulatory requirements; changes in governmental policies and procedures; uncertainties in the estimation of water available under decrees; uncertainties in the estimation of costs of delivery of water and treatment of wastewater; uncertainties in the estimation of the servi'Ce life of our systems; uncertainties in the estimation of costs of construction projects; uncertainties in the amount and timingr of reimbursable public improvement payments: uncertainty in the single family home rental market and our ability to rent homes in a timely manner or at the amount we project; the strength and financial resources of our competitors; our ability to find and retain skilled personnel; climatic and weather conditions, including flood, droughts and freezing conditions; labor relations; availability and cost of labor, material and equipment; delays in anticipated permit and construction dates; environmental risks and regulations; our ability to raise capital; our ability to negotiate contracts with new customers; and uncertainties in water court rulings; and other factors discussed from time to time in our press releases, public statements and documents filed or furniished with the SEC.

MARK W. HARDING President, CEO, and Director Mark is an exceptional leader who has significantly shaped Pure Cycle's success. Under his 35-year tenure, the company has successfully acquired over $130 million in water and land interests. His vision and strategic acumen have been instrumental in the company's growth and impact. MARC SPEZIALY VP, CFO, Principal Accounting Officer, Principal Financial Officer Marc brings over 20 years of financial expertise. He manages our financial operations and single-family rentals. Marc obtained his bachelor's degree in Accounting and Finance from the University of San Francisco and is a licensed Certified Public Accountant. RACHELLE BEAUDRY Head of Marketing BRENT BROUILLARD Vice President, Engineering Brent Brouillard, Vice President of Engineering at Pure Cycle since 2017, oversees the planning, design, and operation of water and wastewater systems in the Denver-Metro area. A licensed Professional Engineer with fifteen years’ experience, he holds degrees in Civil Engineering and Hydrology from the University of Wyoming and Colorado School of Mines. DIRK LASHNITS Vice President, Land Development Dirk is a seasoned leader with a Civil Engineering background and over two decades of local land development experience. He skillfully guides land development, entitlements, and construction, playing a vital role in advancing corporate objectives, risk management, and project success. PURE CYCLE CORPORATION PAGE 3

PURE CYCLE CORPORATION PAGE 4 BOARD OF DIRECTORS Mark W. Harding Patrick J. Beirne Susan D. Heitmann Wanda J. Abel Daniel R. Kozlowski Frederick A. Fendel III President and CEO Chair of the Board Director and Chair of the Audit Committee Jeffrey G. Sheets Director Director Director and Chair of the Compensation Committee Director and Chair of the Nominating and Governance Committee

INVESTMENT SNAPSHOT PURE CYCLE CORPORATION PAGE 5 Pure Cycle has posted net income for six consecutive years, demonstrating a durable and resilient earnings model. Stable earnings from water and wastewater utilities, rental income, and service fees underwrite financial predictability. As of FY2025, $28M in cash and restricted cash $45M Note Receivable enabling flexibility in capital allocation decisions. Phased development of over 1,400 lots across multiple years ensures revenue continuity into FY26–and beyond. 25 Straight Profitable Quarters Recurring Revenue Base Sky Ranch Development Visibility Capital Position & Liquidity

4th Quarter Results PURE CYCLE CORPORATION PAGE 6 CONSOLIDATED METRICS In Q4 2025, we reported revenue of $11.2M and gross profit of $7.6M. The decline compared to Q4 2024 was primarily due to the timing in our lot sales revenue compared to 2024 specifically the timing of finished lot deliveries. $3,368 $12,560 $11,200 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 Q4 2023 Q4 2024 Q4 2025 QoQ Q4 Revenue Revenue $1,764 $9,774 $7,580 0 2,000 4,000 6,000 8,000 10,000 12,000 Q4 2023 Q4 2024 Q4 2025 QoQ Q4 Gross Profit Gross Profit

PURE CYCLE CORPORATION PAGE 7 CONSOLIDATED METRICS In Q4 2025 we generated net income of $6.1M and EPS of $0.25. The decrease from prior quarters is due to the timing in our lot sales revenue and offset by higher tap sales and royalty income which highlights the strength of our earnings through our diverse assets. $1,056 $6,605 $6,109 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 Q4 2023 Q4 2024 Q4 2025 QoQ Q4 Net Income Net Income $0.04 $0.27 $0.25 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 Q4 2023 Q4 2024 Q4 2025 QoQ Q4 EPS EPS 4th Quarter Results

FY 2025 RESULTS PURE CYCLE CORPORATION PAGE 8 CONSOLIDATED METRICS We have achieved $26.1M in revenue and $16.0M in gross profit. Revenues in the fourth quarter are reflective of the finished lot status in Phase 2C. $28,747 $26,087 2024 2025 REVENUE Actual to Date $19,759 $16,030 2024 2025 GROSS PROFIT Actual to Date

FY 2025 RESULTS PURE CYCLE CORPORATION PAGE 9 CONSOLIDATED METRICS Net income totaled $13.1M, surpassing our full-year guidance of $12.54M, while earnings per share reached $0.54. Notably, net income was positively impacted by O&G royalty income. $11,613 $13,110 2024 2025 NET INCOME Actual to Date 12.54M Forecasted $0.48 $0.54 2024 2025 EPS Actual to Date $0.52 Forecasted

PURE CYCLE CORPORATION PAGE 10 $12,544 $(4,766) $(1,438) $6,770 $13,110 Net Income Revenue Cost of Revenue G&A/Other Net Income $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 Forecast to Actual (000s) Increase Decrease Total Forecast Actual FY2025 net income exceeded forecast by approximately $0.6 million, driven by stronger recurring performance across water utilities and higher oil & gas royalties. While land development activity contributed less than expected, consistent water margins and stable cost control helped maintain profitability, underscoring the durability of our recurring revenue base. EARNINGS BRIDGE Lower revenue driven by homebuilder timing delays Higher-than-expected COR driven by cost escalation in materials, labor, and contracted services Lower G&A expenses and higher income from O&G operations positively impacted earnings

Water Utilities

Base utility fees and service charges add steady income, smoothing quarterly earnings volatility Industrial water sales to oil & gas operations generate incremental, high-margin income tied to drilling and fracking, further strengthening the return on Pure Cycle’s water assets Incremental taps deliver high-margin contribution as infrastructure is already in place WATER & WASTEWATER SEGMENT PERFORMANCE PURE CYCLE CORPORATION PAGE 12 DOMESTIC INDUSTRIAL CONNECTIONS

PURE CYCLE CORPORATION PAGE 13 We continue to invest in our systems with a current book value of $58.5M which can produce over 3.4M gallons of water per day We estimate our portfolio can serve approximately 60,000 connections, generating approximately $2.3 billion in revenues based on current rates. To date, we have added around 1,649 connections, representing 2.7% of our overall capacity 95.5% 2.3% 2.2% 4.5% PORTFOLIO CAPACITY At Buildout Current Remaining Capacity Sold To Date CAPACITY AND PRODUCTION 0% 20% 40% 60% 80% 100% 635 2359 Acre Feet Production FY 2025 AF Used AF Available

WATER REVENUE PURE CYCLE CORPORATION PAGE 14 CONSOLIDATED METRICS - 1,000 2,000 3,000 4,000 5,000 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 FY 2026 FY 2027 FY 2028 FY 2029 FY 2030 WATER UTILITY CUSTOMER GROWTH Actual Projected $1,219 $1,732 $2,058 $2,646 $5,551 $939 $2,991 $3,384 $7,337 FY 2023 FY 2024 FY 2025 WATER REVENUES BY TYPE (000S) Recurring W/WW O&G Tap Fees $10,667 $10,334 $6,856 FY2025 water revenues show a shift toward recurring water and wastewater income as tap fee activity accelerated with continued development at Sky Ranch. O&G revenues declined from FY2024 highs but remain a meaningful contributor. Customer growth trends point to accelerating utility demand, with active connections expected to rise sharply through FY2030, providing a strong foundation for long-term recurring cash flow. 22% Customer CAGR Avg Customer Annual Revenue $1,500

PURE CYCLE CORPORATION PAGE 15 $2,792 $3,844 $2,647 $5,550 $939 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 Oil and Gas Water Sales by Quarter (in 000s) Q1 Q2 Q3 Q4 TOTAL Our existing infrastructure enables us to supply water to O&G operators, while ongoing strategic investments enhance our capacity to deliver water where and when it’s needed.  > 150 WELLS DRILLED TO DATE  OIL RIG CAN DRILL 60 WELLS PER YEAR  WE CAN PROVIDE WATER TO MORE THAN 200 SQUARE MILES IN ADAMS & ARAPAHOE COUNTIES  AVERAGE $250,000 OF WATER SALES PER WELL WE PROVIDE RAW WATER TO O&G OPERATORS FOR DRILLING

Land Development

PURE CYCLE CORPORATION PAGE 17 LAND DEVELOPMENT Phase 2D: 204 Lots: 43% complete by FY2025; $1.4M milestone payments received, $19M remaining for FY26. Visibility into FY26: Revenue growth expected to accelerate as final 2D and initial 2E milestones are completed. FY2025 Lot Sales: $13.6M lot revenue from Sky Ranch, compared to $16M prior-year, reflecting builder timing shifts. Phase 2C: 228 Lots: 82% complete by FY2025; $16.5M milestone payments received, ~$811K remaining for FY26.

PURE CYCLE CORPORATION PAGE 18 FY2025 land development revenue remains strong at $15.3 million, following a record FY2024 driven by Phase 2 B & C activity. The majority of FY2025 lot revenue stems from Phase 2C, which represents over 70% of total lot contributions, while minimal revenue remains from prior phases. Continued buildout of Phase 2D positions and start of 2E for sustained lot delivery and revenue visibility into FY2026. LAND DEVELOPMENT REVENUE $7,565 $17,599 $15,257 0 2000 4000 6000 8000 10000 12000 14000 16000 18000 20000 FY 2023 FY 2024 FY 2025 YoY Total Land Development Revenue (000s) $121 $860 $10,902 $1,807 Lot Revenue Contribution by Phase 2025 (000s) Phase 2A Phase 2B Phase 2C Phase 2D

PHASE 2A

229 Lots

+$18.4M Lot Revenue
+$6.3M Taps Fees
+$420K/yr SFR Rents
+$343K/yr W/WW Sales


2A


2B

PHASE 2B

211 Lots

+$17.3M Lot Revenue
+$9.5M Taps Fees
+$930K/yr SFR Rents
+$316K/yr W/WW Sales

PHASE 2C

228 Lots

+$17.3M Lot Revenue
+$6.6M Taps Fees
+$2.1M/yr SFR Rents
+$342K/yr W/WW Sales


2C


2D

PHASE 2D

204 Lots

+$20.4M Lot Revenue
+$8.0M Taps Fees
+$2.9M/yr SFR Rents
+$306K/yr W/WW Sales

PAGE 19

PURE CYCLE CORPORATION PAGE 20 LAND DEVELOPMENT TIMELINE Our land development continues to advance on schedule across Phases 2C through 2E. Phase 2C is now complete, Phase 2D is well underway with wet utilities finishing in early fiscal 2026, and Phase 2E is entering the entitlement and utility installation phase, setting up continued lot deliveries through 2026

This phase will add an estimated • $14M Lot Revenue • $4.3M Taps Fees • $300K/yr SFR Rents • $225K/yr W/WW Sales PHASE 2E 148 Lots PURE CYCLE CORPORATION PAGE 21

Pg. 22 GROUNDBREAKING ON HIGH SCHOOL PURE CYCLE CORPORATION PAGE 22

Pg. 23 Development Encroachment To Lowry Ranch PURE CYCLE CORPORATION PAGE 23 Lowry Ranch Service Area

Single-Family Rentals

PURE CYCLE CORPORATION PAGE 25 Segment Performance – Single-Family Rentals • 14 Homes Completed - Rental units built at Sky Ranch now fully leased, generating stable recurring income. • 40 Additional Homes Under Contract - Next phase of single-family rentals progressing, with occupancy expected through FY2026. • Steady Rental Income Stream - Rentals complement tap fees and land sales, creating diversification across revenue types. • Asset-Light Expansion Model - Partnerships with homebuilders reduce capital intensity and support scalable growth. A B C D E

PURE CYCLE CORPORATION PAGE 26 Rental income continues to grow steadily, increasing from $165K in FY2023 to nearly $500K in FY2025 as additional homes are completed and leased. The portfolio continues to demonstrate strong asset appreciation, with fair market value exceeding net book value and providing both recurring income and long-term equity growth SINGLE-FAMILY RENTALS $165 $481 $496 0 100 200 300 400 500 600 FY 2023 FY 2024 FY 2025 YoY Rent Rent $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 FY 2022 FY 2023 FY 2024 FY 2025 Appreciating Assets (000s) Net Book Assets FMV

4 14 31 71 95 4 10 17 40 24 10 Phase 1 Phase 2A Phase 2B Phase 2C Phase 2D Phase 2E Added in Phase Prior Phases 14 Homes $420K Rent/Yr $5.3M Assets $7.4M FMV 31 Homes $930K Rent/Yr $11.3M Assets $16.3M FMV 71 Homes $2.1M Rent/Yr $25.3M Assets $37.3M FMV 4 Homes $120K Rent/Yr $1.4M Assets $2.1M FMV 95 Homes $2.9M Rent/Yr $33.7M Assets $52.5M FMV SFR Portfolio Sky Ranch Phase 1 & 2 105 Homes $3.1M Rent/Yr $37.2M Assets $57M FMV PURE CYCLE CORPORATION PAGE 27

Capital Allocation & Shareholder Value

PURE CYCLE CORPORATION PAGE 29 $67.5M Total Assets $9.0M in Wastewater Systems $31.8M Water Rights Portfolio $26.7M in Water Systems Water rights portfolio supports up to 60,000 connections, providing significant capacity for growth beyond the 2,500 currently served. $9.9M Total Assets $7.4M of Land for Development $2.4M developed land for sale $0.1M other assets 930-acre Sky Ranch community east of Denver, planned for up to 3,200 homes and 2M sq. ft. of commercial space, located 15 mi from downtown and 4 mi south of DIA. $5.2M Total Assets $7.2M in Fair Market Value Pure Cycle develops and retains single-family rentals at Sky Ranch, recovering all lot and tap costs while generating positive cash flow and strong asset appreciation. $65.4M Total Liquidity $28.4M in Cash and Restricted $43.8M in Receivable from CAB $6.8M in Total Debt Strong balance sheet with liquidity to support operations, including significant cash and a 6% interest-bearing receivable from the Sky Ranch CAB for approved public improvement reimbursements. STRONG BALANCE SHEET

Capital Allocation Strong Balance Sheet Cash & Investments: $21.9 M CAB Receivable: $43.8 M @ 6% interest Liquidity to fund next phases Growth Investment Sky Ranch infrastructure & water systems Single-Family Rental portfolio expansion Long-term land development projects Shareholder Returns Share repurchases to date: 95,426 @ avg $10.22/share Authorization remaining: 104,574 Capital discipline focused on ROA & EPS growth $9,652 $28,379 $397 FY 25 Capital Allocation Mix (000s) Growth Investment Liquidity Shareholder Returns PURE CYCLE CORPORATION PAGE 30

Stock Repurchase Program Update The Company continues to invest in itself, through its approved stock repurchase program. We believe our shares remain considerably undervalued – maybe more than ever given our momentum and we will continue to be in the market repurchasing shares opportunistically. We continue to demonstrate the value of our assets and execution in our core businesses, both creating outstanding shareholder value. Fiscal Period Total Number of Shares Purchased Average Price Paid per Share Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs Q1 2024 20,000 9.92 180,000 Q2 2024 10,000 9.94 170,000 Q3 2024 15,000 9.48 155,000 Q4 2024 14,926 9.34 140,074 Q1 2025 10,000 10.73 130,074 Q2 2025 16,000 12.31 114,074 Q3 2025 2,000 10.19 112,074 Q4 2025 7,500 9.87 104,574 Total 95,426 10.22 104,574 PURE CYCLE CORPORATION PAGE 31

Recurring Revenue Strength Utilities Revenue Stability: Recurring water and wastewater revenue offer consistent contribution across cycles Rental Income from 14 Homes: Fully leased homes generating monthly cash flows; additional 40 units to expand income in FY26 Diversified Earnings Mix: Blending regulated utility income with residential rent yields lowers overall earnings volatility and cash flows SFR Synergy with Land Development: Rental strategy monetizes lots internally, capturing additional value from Sky Ranch development PURE CYCLE CORPORATION PAGE 32

$- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 Asset Growth (000s) Assets Shareholder Value Pure Cycle has shown consistent growth in both recurring revenue (with contributions from water services and an increasing SFR component) and total assets over recent years, suggesting a strong financial position for continued expansion and growing returns on investments. Forecast Forecast $1,383 $2,214 $2,554 $2,703 $8,869 $15,201 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 Annual Recurring Revenue (000s) Recurring Water Revenue SFR Revenue PURE CYCLE CORPORATION PAGE 33

PURE CYCLE CORPORATION PAGE 34 $5,638 $8,934 $8,276 $9,774 $14,076 $7,565 $17,599 $15,257 $16,682 $43,063 $1,383 $2,214 $2,554 $2,703 $5,174 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2023 2024 2025 2026 2028 Recurring Revenue Water Taps/O&G/Land Development Revenue Fiscal Year Water Taps & O&G Land Development Recurring Revenue $.20 $0.48 RoE 3.97% 8.95% $0.54 9.18% $0.51 8.56% $1.63 19.05% EPS Total Revenue $14,586 $28,747 $26,087 $29,159 $62,313 PROJECTED PROFITABILITY TRENDS

PURE CYCLE CORPORATION PAGE 35 FY26 Gross Revenue: $26–30M Range: Scenario modeling based on timing of Phase 2D/2E milestone completions and builder uptake. FY26 EPS Sensitivity: $0.43–$0.52: EPS estimates vary with lot closings pace and rental unit lease-up timing. Upside in Timing Acceleration: If delivery milestones pull into early FY26, potential for beat vs baseline estimates. Valuation Sensitivity Scenarios

Short-Term Outlook (3–5 Years) • Water Utilities: Customer base expected to grow to ~2,500 accounts with consistent tap sales across remaining Sky Ranch phases. Base utility fees and service charges continue to provide predictable, recurring revenue, with annual tap fee increases of ~3%. • Land Development: Ongoing lot deliveries and steady absorption at Sky Ranch drive near-term growth. Lot margins are expected to remain healthy as costs stabilize, with commercial parcels yet to monetize providing additional upside. • Single-Family Rentals: Expansion to more than 100 homes as the segment scales, benefiting from suburban population growth and sustained housing demand. Efficiencies improve as operations mature and occupancy remains strong. PURE CYCLE CORPORATION PAGE 36

Long-Term Outlook (Sky Ranch Buildout & Beyond) •Water Utilities: Buildout to ~5,000 total connections at Sky Ranch and expansion into adjacent service areas (e.g., Lowry Ranch, Arapahoe County parcels). Continued investment in infrastructure enhances recurring revenue streams and long - term shareholder value. •Land Development: Completion of final Sky Ranch phases and expansion into nearby parcels broaden development footprint. Monetization of high -value commercial land near the interstate adds strategic growth potential. •Single-Family Rentals: Portfolio expected to exceed 200 homes, creating a durable recurring-revenue platform. Operational efficiencies improve as the rental base expands, supported by Colorado’s economic and population growth. PURE CYCLE CORPORATION PAGE 37

PURE CYCLE CORPORATION APPENDIX PAGE 1 SKY RANCH

Earnings Presentation Q&A PURE CYCLE CORPORATION www.purecyclewater.com